SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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College Retirement Equities Fund

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College Retirement Equities Fund

Important notice regarding availability of proxy materials for the Meeting of CREF Participants to be held on July 21, 2026. The Proxy Statement for this meeting is available at: www.proxy-direct.com/cre-35051.

Notice of Meeting of CREF Participants — July 21, 2026

The College Retirement Equities Fund (“CREF”) will hold its meeting of participants virtually on July 21, 2026 at 12:00 p.m. ET (the “Meeting”). This Proxy Statement was mailed to participants starting on or about June 5, 2026.

The purpose of the Meeting is to vote on certain proposals, as applicable:

Proposal 1 is to be voted on by all CREF participants:

1.	To elect nine (9) individuals to serve as CREF Trustees for four-year terms or until their successors shall take office following the end of their terms;

Proposal 2 is to be voted on by all CREF participants, as necessary:

2.	Any other business that may properly come before the Meeting or any adjournments or postponements thereof.

The Board of Trustees has set June 1, 2026 as the record date for determining the number of votes entitled to be cast. You may vote at the Meeting only if you had CREF voting rights as of June 1, 2026.

By order of the Board of Trustees,

Derek Dorn

Corporate Secretary

All participants are cordially invited to attend the Meeting, which will be held online as discussed in further detail below. In order to avoid delay and additional expense, and to assure that your vote is represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Meeting.

How do I vote?

Participants of record as of the close of business on June 1, 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof.

You can vote in any one of three ways:

(1)	By logging on to the website shown on your proxy card and following the on-screen instructions;

(2)	By marking, signing and mailing the proxy card in the envelope provided; or
(3)	By calling the toll-free telephone number shown on your proxy card and following the recorded instructions.

The Meeting will be held in a virtual format, which will be conducted exclusively by webcast. Participants will not be able to attend the Meeting in person. Participants may attend and vote at the virtual Meeting by following the instructions in the Q&A section of the proxy statement.

June 5, 2026

College Retirement Equities Fund

Proxy Statement for Meeting of Participants to be held on July 21, 2026

The Board of Trustees of the College Retirement Equities Fund (“CREF”) has sent you this proxy statement to ask for your vote on certain matters affecting CREF. The accompanying proxy will be voted at the meeting of CREF participants being held virtually on July 21, 2026 at 12:00 p.m. ET (the “Meeting”). This proxy statement was mailed to participants starting on or about June 5, 2026.

The participants of CREF are being asked to vote on the following:

Proposal 1 is to be voted on by all CREF participants:

1.	To elect nine (9) individuals to serve as CREF Trustees for four-year terms or until their successors shall take office following the end of their terms;

Proposal 2 is to be voted on by all CREF participants, as necessary:

2.	Any other business that may properly come before the Meeting or any adjournments or postponements thereof.

At this time, the Board of Trustees is not aware of any other matters being presented at the Meeting.

How do I vote?

Participants of record as of the close of business on June 1, 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof.

You can vote in any one of three ways:

(1)	By logging on to the website shown on your proxy card and following the on-screen instructions;
(2)	By marking, signing and mailing the proxy card in the envelope provided; or
(3)	By calling the toll-free telephone number shown on your proxy card and following the recorded instructions.

The Meeting will be a completely virtual meeting of participants, which will be conducted exclusively by webcast. Participants will not be able to attend the Meeting in person.

Participants will be able to attend the Meeting online and submit questions for management to address during the Meeting by visiting meetnow.global/MGSML2Q.

Vote on the Internet	Vote by phone	Vote by mail

Vote online at the website listed on your proxy card. Follow the on-screen instructions.	Call the phone number listed on your proxy card and follow the recorded instructions. Available 24 hours.	Mark, sign, and date the proxy card and return it using the postage-paid envelope.

Q&A

Can I cancel or change my vote?

You can cancel your proxy or change your vote at any time up until 12:00 p.m. ET on July 21, 2026. You can do this by simply voting again — by executing and returning a later-dated proxy card, voting through the Internet or by a toll-free telephone call. Cancelled or changed votes (other than votes cast virtually at the Meeting) must be received by the 12:00 p.m. ET deadline.

How does a proxy work?

When you vote by proxy using one of the three ways mentioned above, you are instructing the agents named on the proxy card how to vote on your behalf at the Meeting. If you sign and return the proxy card, but do not specifically instruct the agents otherwise, they will vote FOR the election of all the nominees listed herein for Trustee (Proposal 1). At this time, the Board of Trustees of CREF (“Board”) does not know of any other matters being presented at the Meeting. If other matters are brought before the Meeting, the proxy agents will vote the proxies using their own best judgment, as allowed by the proxy. All proxies solicited by the Board that are properly executed and received by the Corporate Secretary prior to the Meeting, and are not cancelled, will be voted at the Meeting.

Who may vote; How many votes do I get?

Each person having voting rights on June 1, 2026 may vote at the Meeting with respect to Proposal 1. On May 25, 2026, there were 306,640,574,197.47 total votes eligible to be cast, broken down as follows by each Class of CREF account (each, an “Account” and, collectively, the “Accounts”):

Total Global Stock Account (formerly, CREF Stock Account)	Responsible Balanced Account (formerly, CREF Social Choice Account)
– Class R1 10,352,062,161.83 votes	– Class R1 1,900,416,548.00 votes
– Class R2 37,828,725,041.25 votes	– Class R2 6,332,297,825.03 votes
– Class R3 89,263,430,403.19 votes	– Class R3 11,078,973,015.46 votes
– Class R4 5,227,465,216.70 votes	– Class R4 2,243,525,170.25 votes
Money Market Account	Global Equities Account
– Class R1 1,366,270,907.96 votes	– Class R1 3,787,632,995.81 votes
– Class R2 3,056,638,555.01 votes	– Class R2 10,732,008,932.69 votes
– Class R3 5,963,404,128.39 votes	– Class R3 21,176,130,765.54 votes
– Class R4 477,573,114.15 votes	– Class R4 2,146,223,263.09 votes
Core Bond Account	Growth Account
– Class R1 1,224,894,116.48 votes	– Class R1 5,344,377,642.31 votes
– Class R2 3,552,278,260.51 votes	– Class R2 13,170,701,955.10 votes
– Class R3 7,308,585,106.26 votes	– Class R3 24,137,151,633.71 votes
– Class R4 613,216,661.31 votes	– Class R4 1,214,134,611.06 votes
Inflation–Linked Bond Account	S&P 500 Index Account (formerly, CREF Equity Index Account)
– Class R1 657,916,140.70 votes
– Class R2 2,008,218,250.02 votes	– Class R1 3,549,563,874.19 votes
– Class R3 5,071,303,175.66 votes	– Class R2 8,655,510,193.57 votes
– Class R4 525,221,463.77 votes	– Class R3 15,094,866,614.78 votes
– Class R4 1,579,856,453.69 votes

The number of votes you have with respect to Proposal 1 is equal to the dollar value of your accumulation in each Account on June 1, 2026. If you are receiving annuity payments, the number of votes you have with respect to Proposal 1 is equal to the dollar amount held on June 1, 2026 in the annuity fund of each Account required to meet CREF’s annuity obligations to you. We will count votes expressed to two decimal points. Proposal 1 will be voted on by all Accounts and Classes voting together as a single class.

How many votes are needed for a quorum or to pass a vote?

There will be a quorum for the Meeting with respect to a Proposal if 10 percent of the total number of votes entitled to be cast for the Proposal vote virtually at the Meeting or by proxy. Abstentions are counted in determining whether a quorum has been reached, but will have the same effect as a vote against the applicable Proposal.

With respect to Proposal 1, a nominee shall be elected to the Board if he or she receives a majority of the votes cast at a meeting where a quorum is present, with all Accounts and Classes voting together as a single class.

No votes are cast by brokers.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, or if other matters arise requiring participant attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of additional votes.

The rationale for approval of the Proposal is described below.

How does the Board suggest I vote?

The Board unanimously recommends that all participants vote FOR Proposal 1.

I. Proposal 1: Election of Trustees

The primary purpose of the Meeting is to elect a Board. Each CREF Trustee will be elected to serve a four-year term. In accordance with CREF’s Bylaws and pursuant to resolutions of the Board, the current maximum number of Trustees has been fixed at nine. The CREF Bylaws also give the Board authority to appoint new Trustees to fill vacancies between meetings, subject to certain conditions established by the Investment Company Act of 1940, as amended (the “1940 Act”).

At this Meeting, you are being asked to elect to the Board the seven current Trustees and two new nominees proposed to serve on the Board. The two new nominees were identified by the Board as candidates for election and then engaged as consultants to the Board pending their election by participants. The term “nominee” herein is generally used to refer to each of the Trustees and nominees proposed for election at the Meeting. The term “Trustee” herein is generally used to refer to each of the seven current Trustees proposed for election at the Meeting. Information about each of these nine nominees is set forth below. It is intended that properly executed and returned proxies will be voted FOR the election of the nine nominees unless otherwise indicated in the proxy.

Each nominee was first recommended by the Nominating and Governance Committee of the Board. This Committee consists of Trustees who are also themselves nominees.

Each of the nominees has consented to serve if elected. If any nominee is unavailable to, or for good cause, will not serve when the Meeting is held, the proxy agents may cast your votes for a substitute chosen by the current Board.

Proxies cannot be voted for a greater number of persons than the number of nominees.

The Board, which is composed entirely of Trustees who are not “interested persons” (as defined in the 1940 Act) of CREF or of TIAA-CREF Investment Management (“TCIM”), CREF’s investment adviser, unanimously recommends that the participants of CREF vote FOR the election of each of the nominees.

Management of CREF

The Board of Trustees

CREF is governed by its Board, which oversees CREF’s business and affairs. The Board delegates the day-to-day management of the Accounts to TCIM and the officers of CREF (see below).

Board leadership structure and related matters

The Board currently is composed of seven trustees (the “Trustees”), all of whom are independent or disinterested, which means that they are not “interested persons” of the Accounts as defined in Section 2(a)(19) of the 1940 Act. The Board has proposed the election of two new nominees in anticipation of two current Trustees who will retire at age 72 pursuant to the Board’s mandatory retirement policy. Their election will temporarily expand the Board to nine members during a brief transition period, after which the Board will return to its current seven-member composition.

One of the independent Trustees serves as the Chair of the Board. The Board Chair’s responsibilities include coordinating with management on the preparation of the agenda for each meeting of the Board, presiding at all meetings of the Board and serving as a liaison with other Trustees, CREF’s officers and other management personnel, and counsel to the independent Trustees. The Board Chair also performs such other duties as the Board may from time to time determine. The Chief Executive Officer of CREF does not serve on the Board.

The Board meets periodically to review, among other matters, the Accounts’ activities, contractual arrangements with companies that provide services to the Accounts and the performance of the Accounts’ investment portfolios. The Board holds regularly scheduled meetings throughout the year and may hold special meetings, as needed, to address matters arising between regularly-scheduled meetings. During a portion of each regularly-scheduled meeting and, as the Board may determine, at its other meetings, the Board meets without management present.

The Board has established a committee structure that includes (i) standing committees, each composed of all of the Trustees, and (ii) non-standing committees. The Board, with the assistance of its Nominating and Governance Committee, periodically evaluates its structure and composition, as well as various aspects of its operations. The Board believes that its leadership and operating structure, which includes (i) its committees, (ii) an independent Trustee serving as Chair of the Board and of each committee, and (iii) independent counsel to the independent Trustees, provides for independent oversight of management and is appropriate for CREF in light of, among other factors, the asset size and nature of CREF and the Accounts, the number of Accounts overseen by the Board, the arrangements for the conduct of the Accounts’ operations, the number of Trustees, and the Board’s responsibilities.

All of the persons that serve on the Board of Trustees of CREF also serve on the Management Committee of the single portfolio within TIAA Separate Account VA-1 (“VA-1”), and the same person serves as Chair of the Board and Management Committee, respectively. VA-1 will hold a contractowner meeting on the same day as CREF’s Meeting where the same slate of nominees will be proposed for election to the VA-1 Management Committee.

Qualifications of Trustees

The Board believes that each of the nominees is qualified to serve as a Trustee of CREF based on a review of the experience, qualifications, attributes and skills of each nominee. A description of the Trustee nomination process appears on page 19.

Information indicating certain specific experience and relevant qualifications, attributes and skills of each nominee relevant to the Board’s belief that the nominee should serve in this capacity is provided in the “Independent Trustees and Nominees” table included herein. The table includes, for each nominee, positions held with CREF, length of office and time served, and principal occupations held, including in the last five years. The table also includes the number of portfolios in CREF and VA-1 overseen by each nominee and certain directorships and certain other positions held by each of them, including in the last five years.

Risk oversight

Day-to-day management of the various risks relating to the administration and operation of CREF and the Accounts is the responsibility of management, which includes professional risk management staff. The Board oversees this risk management function consistent with and as part of its oversight responsibility. The Board performs this risk management oversight directly and, as to certain matters, through certain of the standing committees described below and, at times, through its use of non-standing committees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for CREF and the Accounts. The Board recognizes that it is not possible to identify all of the risks that may affect CREF and the Accounts or to develop procedures or controls that eliminate CREF’s and the Accounts’ exposure to all of these risks.

In general, an Account’s risks include market, credit, derivatives, liquidity, valuation, operational, reputational, regulatory compliance, artificial intelligence, and cybersecurity risks. The Board has adopted, and periodically reviews, policies and procedures designed to address certain (but not all) of these and other risks to CREF and the Accounts. In addition, under the general oversight of the Board, TCIM, the investment adviser for each Account as well as the administrator of the Accounts’ Liquidity Risk Program, and other service providers to the Accounts, including TIAA, have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the

Accounts. Different processes, procedures and controls are employed with respect to different types of risks.

The Board and its committees, with the advice of counsel to the independent Trustees, also oversees risk management for CREF and the Accounts through receipt and review of regular and special reports, presentations and other information from management. Senior officers of CREF, senior officers of TCIM, TIAA and their affiliates, and the Accounts’ CCO regularly report on a range of matters, including those relating to risk management. The Board also regularly receives reports, presentations and other information from TCIM with respect to the investments and securities trading of the Accounts. At least annually, the Board receives a report from the Accounts’ CCO regarding the effectiveness of the Accounts’ compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from management in connection with the Board’s consideration of the renewal of CREF’s investment management agreement with TCIM and CREF’s distribution plan under Rule 12b-1 of the 1940 Act. The Board also annually considers the renewal of CREF’s administrative services agreement with TIAA and its distribution services agreement with TIAA-CREF Individual & Institutional Services, LLC (“Services”). In addition, on an annual basis, TCIM, in its capacity as Liquidity Risk Program administrator pursuant to applicable Securities and Exchange Commission (“SEC”) regulations, provides the Board with a written report that addresses the operation, adequacy and effectiveness of the Accounts’ Liquidity Risk Program. The Board provides oversight of the Accounts’ use of derivatives in accordance with Rule 18f-4 under the 1940 Act. As required by Rule 18f-4, with respect to each of the Accounts that is either not classified as a “limited derivatives user fund” (as defined in Rule 18f-4) or a Money Market Account (each, a “Full Compliance Fund”), CREF has implemented a Derivatives Risk Management Program, which is reasonably designed to manage the Full Compliance Funds’ derivatives risks and to reasonably segregate the functions associated with the Program from the portfolio management of such Accounts. The Board approved the designation of one or more Derivatives Risk Managers (each, a “DRM”), who are responsible for administering the Derivatives Risk Management Program for the Full Compliance Funds. With respect to each Account that is classified as a limited derivatives user fund (each, a “LDU Fund”), the Board oversees the Account’s derivatives risks through, among other things, receiving written reports by a DRM regarding any LDU Fund’s exceedance of the derivatives exposure threshold set forth in Rule 18f-4.

The Audit and Compliance Committee receives regular reports on CREF’s internal controls over financial reporting and accounting and financial reporting policies and practices. The Accounts’ CCO reports regularly to the Audit and Compliance Committee on compliance matters, and the TIAA Internal Audit organization reports regularly to the Audit and Compliance Committee regarding internal audit matters. In addition, the Audit and Compliance Committee receives regular reports from CREF’s independent registered public accounting firm on internal controls and financial reporting matters.

The Finance Committee receives regular reports, presentations and other information from CREF officers and from other management personnel regarding expense allocation processes and methodologies and other information regarding certain other service providers to CREF.

The Investment Committee regularly receives reports, presentations and other information from TCIM with respect to the investments, securities trading, portfolio liquidity, integration of environmental, social and governance criteria across the Accounts and the responsible investing process used by the Responsible Balanced Account and other portfolio management aspects of the Accounts.

The Nominating and Governance Committee routinely monitors various aspects of the Board’s structure and oversight activities, including reviewing matters such as the workload of the Board, the balance of responsibilities delegated among the Board’s committees, the relevant skill sets of Board members, and overall investment management philosophy and approach with respect to responsible investing, and proxy voting policies and guidelines. On an annual basis, the Nominating and Governance Committee reviews the independent status of each Trustee under the 1940 Act and the independent status of counsel to the independent Trustees.

The Products Committee regularly receives reports, presentations and other information from CREF officers and other management personnel relating to CREF’s structure, operations, marketing, and annuity and other features.

Current CREF Trustees, Nominees and Executive Officers

The following tables include certain information about CREF’s nine nominees and executive officers, including positions each currently hold with CREF, length of office and time served, principal occupations in the last five years and other relevant experience and qualifications. The first table includes the number of portfolios overseen and certain directorships held by each nominee. The first table includes information about the nominees and the second table includes information about CREF’s executive officers.

Independent Trustees and Nominees

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen by Trustee	Other directorships and positions held by Trustee

Forrest Berkley

c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Four-year term. Trustee since 2006.	Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003–2005). Mr. Berkley has particular experience in investment management, global operations and finance, as well as experience with non-profit organizations and foundations.	9	Investment Committee Member, Maine Community Foundation.

Joseph A. Carrier

c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1960	Trustee	Four-year term. Trustee since 2023.	Senior Vice President, Enterprise Risk Management, Franklin Resources, Inc. (2020-2022). Senior Managing Director, Chief Risk Officer and Chief Audit Executive, Legg Mason, Inc. (2008-2020). Mr. Carrier has particular experience in risk management, investment management, investment operations, vendor oversight, internal audit, compliance, public accounting, and finance.	9	Director, Franklin Templeton Irish Funds; Director, CAIS Sports, Media & Entertainment Fund; Board and Executive Committee Member, Cal Ripken, Sr. Foundation; Director, University of Maryland Medical Center; Advisory Board Member, Loyola University Maryland, Sellinger School of Business and Management.

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen by Trustee	Other directorships and positions held by Trustee

Janice C. Eberly

c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Four-year term. Trustee since 2018.

Executive Editor, Journal of Finance: Insights and Perspectives (since 2025). Distinguished Senior Fellow, MIT Sloan and Golub Center for Finance and Policy (2023-2024). James R. and Helen D. Russell Professor of Finance (2002-2011 and since 2013), Senior Associate Dean for Strategy and Academics (2020-2023) and Chair of the Finance Department (2005-2007) at the Kellogg School of Management, Northwestern University. President-Elect (since 2026) and Vice President (2020-2021), American Economic Association. Assistant Secretary for Economic Policy, United States Department of the Treasury (2011-2013).

Prof. Eberly has particular experience in education, finance, and public economic policy.

				9	Director, Avant, LLC; Executive Committee Member, American Finance Association.

Nancy A. Eckl

c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Four-year term. Trustee since 2007.	Vice President (1990-2006), American Beacon Advisors, Inc., and of certain funds advised by American Beacon Advisors, Inc. Ms. Eckl has particular experience in investment management, mutual funds, pension plan management, finance, accounting and operations. Ms. Eckl is licensed as a certified public accountant in the State of Texas.	9	Independent Director/Trustee and Audit Committee Chair, The Lazard Funds, Inc., Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc., and Lazard Active ETF Trust.

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen by Trustee	Other directorships and positions held by Trustee

Howell E. Jackson

c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Four-year term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004), Senior Adviser to President and Provost (2010-2012), Acting Dean (2009), Vice Dean for Budget (2003-2006) and on the faculty (since 1989) of Harvard Law School. Special Adviser, White House National Economic Council (2023-2024). Prof. Jackson has particular experience in law, including financial regulation, federal securities laws, consumer protection, finance, federal budget policy, pensions and Social Security, and organizational management and education.	9

Nicole Thorne Jenkins

c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1970	Trustee	Four-year term. Trustee since 2023.	Professor of Accountancy (2020-present), John A. Griffin Dean (2020-2025), McIntire School of Commerce at the University of Virginia. Vice Dean (2016-2020), Von Allmen Chaired Professor of Accountancy (2017-2020), Associate Professor and EY Research Fellow (2012-2017), Gatton College of Business and Economics at the University of Kentucky. Prof. Jenkins has particular experience in higher education, accounting, finance, and social impact. She is licensed as a certified public accountant in the State of Maryland.	9	Trustee and Chair of the Investment, Audit & Finance Committee, Strada Education Foundation; Treasurer and Director, The Montpelier Foundation; Investment Committee Member, National Trust for Historic Preservation; Advisory Board Member, University of Iowa Tippie College of Business.

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen by Trustee	Other directorships and positions held by Trustee

Steven E. Medina

c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1972	Consultant	N/A – Nominee for Trustee with four-year term beginning 2026.	Senior Managing Director, Chief Investment Officer, Global Equities, (2018-2025), Manulife Investment Management. Mr. Medina has particular experience in domestic and global asset management, including oversight of investment teams, portfolio management, and product development across mutual funds, retirement, and annuity products.	9

James M. Poterba

c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Chair of the Board and Trustee	Four-year term. Trustee since 2006. Chair since January 1, 2024, for term ending December 31, 2027.	President and Chief Executive Officer (since 2008) and Program Director (1990-2008), National Bureau of Economic Research. Mitsui Professor of Economics, Massachusetts Institute of Technology (“MIT”) (since 1996); Affiliated Faculty Member of the Finance Group, Alfred P. Sloan School of Management (since 2014); Head (2006–2008) and Associate Head (1994–2000 and 2001–2006), Economics Department of MIT. Prof. Poterba has particular experience in education, economics, finance, tax, and organizational development.	9	Director, National Bureau of Economic Research; Member, Congressional Budget Office Panel of Economic Advisers.

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen by Trustee	Other directorships and positions held by Trustee

Thomas M. Rampulla

c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1965	Consultant	N/A – Nominee for Trustee with four-year term beginning 2026.	Managing Director, Head of U.S. Financial Intermediaries Business, (2015-2023) Vanguard. Mr. Rampulla has particular experience in wealth management, business operations, asset management, and product development.	9	Trustee, Drexel University.

Officers

Name, business address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years

Richard S. Biegen

730 Third Avenue New York, NY 10017 YOB: 1962	Chief Compliance Officer	One-year term. Chief Compliance Officer since 2008.	Senior Managing Director, TIAA. Chief Compliance Officer of College Retirement Equities Fund (“CREF”) and TIAA Separate Account VA-1. Formerly, Chief Compliance Officer of TIAA-CREF Funds and TIAA-CREF Life Funds.

Marc Cardella

730 Third Avenue New York, NY 10017 YOB: 1984	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2024.	Senior Managing Director, Head, Public Investment Finance, Nuveen. Principal Financial Officer, Principal Accounting Officer and Treasurer of CREF and TIAA Separate Account VA-1. Formerly, Managing Director and Deputy Head of Fund Administration, Nuveen.

Derek B. Dorn

730 Third Avenue New York, NY 10017 YOB: 1976	Senior Managing Director, General Counsel and Corporate Secretary	One-year term. Senior Managing Director, General Counsel and Corporate Secretary since 2020.	Senior Managing Director, General Counsel, Governance and Operations, and Corporate Secretary of Teachers Insurance and Annuity Association of America (“TIAA”), CREF and TIAA Separate Account VA-1. Formerly, Senior Managing Director and Corporate Secretary of the TIAA-CREF Funds and TIAA-CREF Life Funds, Managing Director, Special Assistant to the CEO and Managing Director, Regulatory Affairs, TIAA. Prior to joining TIAA, Mr. Dorn served as a partner at Davis & Harman LLP and an adjunct professor of Law at Georgetown University Law Center.

Name, business address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years

Deirdre Hykal

730 Third Avenue New York, NY 10017 YOB: 1976	Executive Vice President, General Counsel, and Assistant Secretary	One-year term. Executive Vice President, General Counsel, and Assistant Secretary since 2025.	Executive Vice President and General Counsel, Product & Distribution, TIAA. Formerly, General Counsel, TIAA Financial Solutions, and Head of Litigation, TIAA. Prior to joining TIAA, Ms. Hykal served as a partner at Willkie Farr & Gallagher LLP.

Colbert Narcisse

730 Third Avenue New York, NY 10017 YOB: 1965	President and Chief Executive Officer	One-year term. President and Chief Executive Officer since 2022.	Senior Executive Vice President, Chief Product Officer, Head of Insurance Solutions & New Markets of TIAA. President and Chief Executive Officer of CREF and TIAA Separate Account VA-1. Formerly, Executive Vice President of TIAA-CREF Funds and TIAA-CREF Life Funds. Executive Vice President and Head of Advisory and Corporate Solutions, TIAA. Prior to joining TIAA, Mr. Narcisse served as Managing Director and Head of International Wealth Management and Head of Traditional and Alternative Investment Products at Morgan Stanley.

Trustee/Nominee Equity Ownership

The following table includes information relating to equity securities owned beneficially by all nominees in CREF and in all registered investment companies in the same “family of investment companies” as CREF as of April 30, 2026. CREF’s family of investment companies included CREF and VA-1. The amounts reported below include amounts contributed to the Accounts for the benefit of the independent Trustees pursuant to CREF’s long-term compensation plan for non-employee Trustees.

Independent Trustees and Nominees

Name	Dollar range of equity securities in the registrant [1]	Aggregate dollar range of equity securities in all registered investment companies overseen in family of investment companies[1]
Forrest Berkley	Total Global Stock: Over $100,000 Growth: Over $100,000 Core Bond: Over $100,000 Money Market: Over $100,000	Over $100,000
Joseph A. Carrier	Total Global Stock: Over $100,000	Over $100,000
Janice C. Eberly	Total Global Stock: Over $100,000 Global Equities: Over $100,000 S&P 500 Index: Over $100,000 Core Bond: Over $100,000 Responsible Balanced: Over $100,000	Over $100,000
Nancy A. Eckl	Total Global Stock: Over $100,000 Global Equities: Over $100,000 Growth: Over $100,000 S&P 500 Index: Over $100,000 Responsible Balanced: $10,001–50,000 Money Market: Over $100,000	Over $100,000
Howell E. Jackson

Total Global Stock: Over $100,000

Global Equities: Over $100,000

Growth: Over $100,000

S & P 500 Index: Over $100,000

Core Bond: Over $100,000

Responsible Balanced: Over $100,000

Money Market: Over $100,000

Over $100,000
Nicole Thorne Jenkins	Total Global Stock: Over $100,000 Global Equities: $10,001-50,000	Over $100,000
James M. Poterba	Total Global Stock: Over $100,000 Global Equities: Over $100,000 S&P 500 Index: Over $100,000 Responsible Balanced: Over $100,000	Over $100,000

[1]	Includes notional amounts allocated under both the long-term compensation plan and optional deferred compensation plan described below.

As of April 30, 2026, Messrs. Medina and Rampulla were not members of the Board of Trustees and did not own any CREF units. In addition, as of April 30, 2026, to the knowledge of CREF’s management, the Trustees and officers owned as a group less than 1% of the securities of any Account.

Trustee/Nominee Compensation

The following table shows the compensation received from CREF and VA-1 by each non-officer Trustee for the year ended December 31, 2025. CREF’s officers receive no direct compensation from CREF or VA-1.

Name	Aggregate compensation from CREF[1]	Amount of total compensation that has been deferred	Total compensation paid from CREF and VA-1[1]
Forrest Berkley	$427,972	$427,972	$430,000
Joseph A. Carrier	427,972	171,189	430,000
Janice C. Eberly	427,972	213,986	430,000
Nancy A. Eckl	447,878	143,321	450,000
Howell E. Jackson	452,854	190,199	455,000
Nicole Thorne Jenkins	418,019	149,293	420,000
Steven E. Medina[2]	—	—	—
James M. Poterba	507,596	507,594	510,000
Thomas M. Rampulla[2]	—	—	—

[1]

Compensation figures include cash and amounts deferred under both the long-term compensation plan and optional deferred compensation plan described below, as well as amounts related to special, ad hoc working groups that are temporary in nature and not expected to be long-term, ongoing compensation.

[2]

Messrs. Medina and Rampulla were not members of the CREF Board of Trustees and VA-1 Management Committee in 2025 and were not eligible to earn compensation. Per the terms of a consulting agreement between CREF and each of Messrs. Medina and Rampulla dated April 1, 2026, each receives compensation under such agreement commensurate to the compensation payable to a current Trustee for service on the Board and its Committees during the fiscal year, prorated for the duration of the consultancy agreement.

Compensation is paid to the Trustees based on each Trustee’s service as a member of the Board of Trustees of CREF and as a member of the Management Committee of VA-1, and Trustee compensation expenses are allocated among each of the Accounts of CREF and the single portfolio of VA-1, as applicable. Effective January 1, 2026, Trustee compensation is based on the following rates: an annual retainer of $250,000; an annual committee chair fee of $30,000 each for the Audit and Compliance Committee, Finance Committee, Investment Committee, Nominating and Governance Committee and Products Committee; an annual Board chair fee of $90,000; and an annual committee membership retainer of $30,000 each for the Audit and Compliance Committee, Finance Committee, Investment Committee, Nominating and Governance Committee and Products Committee.

The chair and members of the Executive Committee, which acts on behalf of the Board if needed between regularly scheduled meetings, do not receive fees for service on this committee. The Trustees may also receive non-standing committee fees, such as special, working group or ad hoc committee fees, or related chair fees, as determined by the Board. The level of compensation is evaluated regularly and is based on a study of compensation for board members at comparable companies, the time and responsibilities required of the Trustees, and the need to attract and retain well-qualified Board members.

The Board strongly encourages Trustees to invest substantial sums in the CREF Account(s) of their choice. Deferral of Trustee compensation is one mechanism for investing in the Accounts. Under this unfunded deferred compensation plan, Trustees may elect to contribute any portion of their annual compensation to the plan, which is allocated to notional investments in certain CREF annuities or other proprietary investments selected by each Trustee. As currently structured, after the Trustee leaves this Board, benefits related to service on this Board will be paid in a lump sum or in annual installments over a period of 2 to 20 years, as requested by the Trustee. The Board may waive the mandatory retirement policy for the Trustees, which would delay the commencement of benefit payments until after the Trustee eventually retires from the Board.

CREF has adopted a mandatory retirement policy for its Board of Trustees. Under this policy, a CREF Trustee ceases to be a member of the Board and resigns his or her positions after the last scheduled in-person meeting of the Board when the Trustee turns 72 years of age. Such requirement may be waived with respect to one or more Trustees for reasonable time periods upon the unanimous approval and at the sole discretion of the Board of Trustees, and the Trustees eligible for the waiver are not permitted to vote on such proposal regarding their waiver.

Board Committees

The Board has appointed the following standing committees, each with specific responsibilities for aspects of CREF’s operations and whose charters are available online:

(1)

An Audit and Compliance Committee, consisting solely of independent Trustees, which assists the Board in fulfilling its oversight responsibilities relating to accounting and financial reporting processes, valuation issues and certain compliance matters. The Audit and Compliance Committee is also charged with, among other matters, approving and/or recommending for Board approval the appointment, compensation and retention (or termination) of the Accounts’ independent registered public accounting firm.

(2)

An Executive Committee, consisting solely of designated independent Trustees, which generally is vested with full Board powers for emergent matters that arise between regularly scheduled Board meetings.

(3)

A Finance Committee, consisting solely of independent Trustees, which assists the Board in fulfilling its oversight responsibilities for certain financial matters, including reviewing the processes and methodologies used to determine expense allocations charged to CREF and its Accounts, expense adjustments, 12b-1 plan expenditures, insurance and line of credit arrangements, and services of certain key vendors.

(4)	An Investment Committee, consisting solely of independent Trustees, which assists the Board in fulfilling its oversight responsibilities for the investment management process, strategies and policies for CREF. This includes review of investment performance and risk metrics, integration of environmental, social and governance criteria across the Accounts and responsible investing process utilized for the Responsible Balanced Account, and the Accounts’ and their adviser’s trading practices.

(5)

A Nominating and Governance Committee, consisting solely of independent Trustees, which assists the Board in addressing internal governance matters for the Board, including determining the criteria, policies and process for consideration and selection of Trustee candidates and recommending persons to be nominated or re-nominated as Trustees, reviewing Trustee and CCO compensation matters, periodically reviewing the size, composition, independence, and functioning of the Board and its Committees, recommending the appointment of officers and signatories for CREF, and overseeing certain responsible investing matters, including proxy voting and guidelines.

(6)

A Products Committee, consisting solely of independent Trustees, which assists the Board in fulfilling its oversight responsibilities for monitoring certain annuity features, reviewing ongoing efforts to modernize CREF’s structure, operations and marketing strategy, monitoring certain financial and operational metrics, and overseeing certain matters related to distribution.

Additionally, there is currently one non-standing committee of the Board, the Ad Hoc Committee on CREF Special Projects (“Ad Hoc Committee”). The Ad Hoc Committee was established in 2020 to assist the Board in performing oversight with respect to special projects regarding CREF. At the recommendation of the Nominating and Governance Committee, the term of this non-standing committee has been extended periodically and currently runs through December 31, 2027.

The following table lists the current membership of each standing committee and the number of meetings each committee held in 2025.

	Audit and Compliance	Executive	Finance	Investment	Nominating and Governance	Products	Ad Hoc Committee on CREF Special Projects
Forrest Berkley	✓		✓	Chair	✓	✓
Joseph A. Carrier*	Chair	✓	✓	✓	✓	✓
Janice C. Eberly	✓	✓	✓	✓	Chair	✓
Nancy A. Eckl	✓		Chair	✓	✓	✓	✓
Howell E. Jackson	✓		✓	✓	✓	Chair	Chair
Nicole Thorne Jenkins	✓		✓	✓	✓	✓	✓
Steven E. Medina**	✓		✓	✓	✓	✓
James M. Poterba	✓	Chair	✓	✓	✓	✓	✓
Thomas M. Rampulla**	✓		✓	✓	✓	✓
2025 meetings	4	0	8	5	9	4	5

*	Mr. Carrier has been designated as an “audit committee financial expert” as defined by the rules of the SEC.
**	If elected to the Board, Messrs. Medina and Rampulla are anticipated to serve on the committees as set forth above.

Board meetings

There were 13 meetings of the Board during 2025. All current Trustees who served during 2025 attended at least 75 percent of the meetings of the Board and Board committees of which they were members.

Trustee nomination process

The Board has a Nominating and Governance Committee, which is responsible for nominating new candidates for the Board. The Nominating and Governance Committee considers recommendations from a variety of sources, including participating institutions and educational organizations. The Committee reviews the information submitted on the backgrounds and qualifications of those persons recommended. CREF does not have a formal policy regarding diversity; however, in preparing a slate of Trustee candidates, the Nominating and Governance Committee seeks to ensure a broad representation of academic, business, and professional experience. When seeking to fill a specific opening on the Board, the Committee will consider the current and future needs of the Board to assure an overall balance and range of specialized knowledge, skills, expertise and diversity to provide the foundation for a successful Board.

The Committee may, from time to time, retain third-party search firms to identify nominee candidates whose competencies meet the criteria the Board deems important to CREF. In addition, the Committee may invite recommendations from the members of the CREF Board of Governors, current Trustees, and others. The CREF Board of Governors is a membership corporation established by a special New York statute and is subject to the New York Not-For-Profit Corporation Law. As part of CREF’s registration as an investment company, the CREF Board of Governors transferred their right to elect CREF’s Trustees to CREF’s participants.

Qualifications of nominees

The Board has determined that it should be made up of individuals who can contribute sound business judgment to Board deliberations and decisions, based on their relevant business, management, professional, academic or governmental service experience. Candidates for the Board should have reached a senior level in their chosen field, be of uncompromised integrity, and be able to fulfill their responsibilities as Trustees without conflict with CREF. At least one Trustee should qualify as an audit committee financial expert for service on the Audit and Compliance Committee. Each Trustee should be prepared to devote substantial time and effort to CREF Board duties and should limit the number of his or her other board memberships, employment and/or similar outside engagements in order to provide such service to CREF. Candidates for the Board should also have a demonstrated ability to work in a constructive manner with other Board members and management.

A candidate for service as an independent Trustee must not be an “interested person,” as that term is defined in the 1940 Act, of CREF or TCIM. Each candidate must provide such information requested by CREF as may be reasonably necessary to enable the Board to assess the candidate’s eligibility.

Recommendations from participants regarding nominations

Participants may submit recommendations to the Nominating and Governance Committee by forwarding the names and background of nominees to the Corporate Secretary of CREF, by submitting candidate recommendations to the following website: www.tiaa.org/crefnominee, or mailing the information to the Corporate Secretary of CREF, 730 Third Ave, New York, NY 10017-3206.

Participant communications with Trustees

Letters or e-mails from participants addressed to the Board or individual Trustees may be sent to the CREF Trustees c/o Corporate Secretary, 730 Third Avenue, New York, NY 10017-3206 or via email to: trustees@tiaa.org. These communications will be forwarded to the Board’s Chair in accordance with established policies concerning participant communications that have been approved by a majority of independent Trustees.

Trustee attendance at participant meetings

Trustees are expected to attend the Meeting of CREF participants. If a Trustee is unavailable to attend the participant meeting, a reason must be provided. Each of the Trustees then in office attended the last CREF participant meeting held in 2022.

Proposals for action at future participant meetings

We anticipate that the next meeting of participants will be held in 2030. The exact date, time and location of such meeting have yet to be determined. Proposals submitted by or on behalf of participants pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 for inclusion in the proxy materials for a potential 2030 participant meeting must be received by the CREF Corporate Secretary no earlier than October 8, 2029 and no later than February 5, 2030. The submission of a proposal does not assure its inclusion in CREF’s proxy statement or presentation at the meeting. Unless CREF is notified by April 21, 2030 of other matters that may be properly brought before a potential 2030 participant meeting by or on behalf of participants, the persons named in the proxy will have the discretion to vote on those matters as they see fit.

Additionally, the next meeting of participants may occur before 2030. If the participant meeting is held prior to 2030, CREF will provide advance notice to participants of the date of such meeting as well as the deadlines for participants to submit proposals.

II. Information on the CREF Accounts’ independent registered public accounting firm

PricewaterhouseCoopers LLP (“PwC”) served as the independent registered public accounting firm (“Independent Auditor”) to CREF for the fiscal year ended December 31, 2025. Both the Audit and Compliance Committee and the Board, each of which consists solely of independent Trustees, have chosen to continue with the services of PwC for the fiscal year ending December 31, 2026. PwC was initially selected in 2005 following a competitive bidding process and has served as the Independent Auditor to CREF since that time.

In making its selection, the Audit and Compliance Committee discussed with PwC issues involving relationships among PwC, TIAA, Nuveen, LLC, Nuveen Finance, LLC, the Nuveen Fund Complex, and their affiliates that could reasonably be thought to bear on PwC’s independence. PwC confirmed its independence to the Audit and Compliance Committee. As part of this process, the Audit and Compliance Committee considered that while PwC would also serve as the Independent Auditor for TIAA, Nuveen, LLC and Nuveen Finance, LLC, it relied upon PwC’s determination that this would not compromise its independence. The Audit and Compliance Committee determined that this arrangement would produce a more cost-effective audit.

As CREF’s Independent Auditor, PwC will perform independent audits of CREF’s financial statements for the fiscal year ending December 31, 2026.

Audit fees

For the fiscal years ended December 31, 2025 and December 31, 2024, PwC’s aggregate fees for the audit of CREF’s annual financial statements were $878,890 and $813,990, respectively.

Audit-related fees

Audit-related fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under audit fees. For the fiscal years ended December 31, 2025 and December 31, 2024, PwC’s aggregate fees for audit-related services were $38,000 and $140,000, respectively.

Tax fees

For fiscal years ended December 31, 2025 and December 31, 2024, PwC’s aggregate fees for professional services related to tax compliance, tax advice and tax planning were $53,931 and $152,813, respectively.

All other fees

CREF did not pay any fees to PwC related to all other services for the fiscal years ended December 31, 2025, and 2024. The aggregate fees for all other services billed by PwC for the fiscal years ended December 31, 2025 and December 31, 2024 may not align with the figures reported and filed with the SEC in Form N-CEN or Form N-CSR for each period, respectively, (SEC File No. 811-04415) because the fees disclosed in this statement reflect fees updated after the date of that Form N-CEN or Form N-CSR for the relevant periods.

Preapproval policy

The Audit and Compliance Committee has adopted a Preapproval Policy for External Audit Firm Services (“Policy”). The Policy describes the types of services that may be provided by the Independent Auditor to CREF without impairing the Independent Auditor’s independence. Under the Policy, the Audit and Compliance Committee (or its designated member) is required to preapprove certain services to be performed by CREF’s Independent Auditor in an effort to ensure that such services do not impair the Independent Auditor’s independence.

The Policy requires the Audit and Compliance Committee to appoint the Independent Auditor to perform the financial statement audit for CREF, including approving the terms of the engagement. The Policy also requires the Audit and Compliance Committee (or, with respect to non-audit services, its designated member) to preapprove the audit, audit-related and tax services to be provided by the Independent Auditor and the fees to be charged for provision of such services from year to year.

All services provided by the Independent Auditor for CREF, and certain non-audit services provided by the Independent Auditor to CREF’s adviser or its affiliates for the fiscal years ended December 31, 2025 and 2024 were preapproved by the Audit and Compliance Committee (or its designated member, as appropriate) pursuant to the Policy.

There were no amounts that were approved by the Audit and Compliance Committee pursuant to the de minimis exception under Rule 2-01(c)(7)(i)(c) of Regulation S-X.

Auditor fees for related entities

PwC’s fees for professional services rendered for non-audit related services to CREF and to its fund service providers for the fiscal years ended December 31, 2025, and December 31, 2024, were approximately $11,542 and $293,312, respectively. The aggregate fees for related entities billed by PwC for the fiscal years ended December 31, 2025 and December 31, 2024, do not align with the figures reported in the Form N-CSR dated December 31, 2025, and filed with the SEC in Form N-CEN or Form N-CSR for each period, respectively, (SEC File No. 811-04415) because the fees disclosed in this statement reflect fees updated after the date of that Form N-CEN or Form N-CSR for the relevant periods.

III. Additional information

Investment advisory and distribution arrangements

TCIM, a subsidiary of TIAA, manages the assets in each CREF Account and provides its services to CREF at cost. TCIM is registered as an investment adviser under the Investment Advisers Act of 1940.

CREF’s certificates are distributed by Services, a subsidiary of TIAA that also provides its services to CREF at cost. Services is registered as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). TIAA provides administrative services to CREF at cost. All of the stock of TIAA is owned by the TIAA Board of Governors, a New York not-for-profit membership corporation. The address for TCIM, Services, and TIAA is 730 Third Avenue, New York, New York 10017-3206.

IV. Other matters

Means of soliciting proxies

This proxy solicitation will be conducted by the mailing of this proxy statement and an accompanying proxy card beginning on or about June 5, 2026. Supplementary solicitations may be made by mail, telephone, and the Internet, but it may also be by any other method of electronic communication, or by personal interview. CREF bears all expenses connected with soliciting proxies; the expenses are included in the administrative expenses that are paid for from the net assets of each Account.

Beneficial ownership

To the knowledge of CREF, no participant owned of record or beneficially 5% or more of the outstanding securities of CREF as of April 30, 2026.

Annual and semiannual reports

If you would like to see the most recent CREF semiannual and annual reports, you can visit the TIAA website at www.tiaa.org/prospectuses, or use our online request form to order print versions electronically. These reports are furnished to participants without charge.

730 Third Avenue New York, NY 10017-3206

CREF-State-2026	A10790 (6/26)

2026 CREF Election Materials

P.O. Box 1295

Charlotte, NC 28201-1295

EVERY VOTE IS IMPORTANT

EASY VOTING OPTIONS:

SCAN The QR code or visit www.proxy-direct.com to vote your shares

CALL 1-800-254-4997 Follow the recorded instructions to vote your shares

MAIL Mark, sign, and mail the Proxy Card in the enclosed envelope to vote your shares
VOTE AT THE VIRTUAL MEETING
Visit: meetnow.global/MGSML2Q
on July 21, 2026 at 12:00 p.m. Eastern Time.
To participate in the Virtual Meeting, enter the 14-digit
control number from the shaded box on this card.

Go green!

Sign up for electronic delivery of ballots and other documents.

Log on to tiaa.org/eDelivery

Please detach at perforation before mailing.

College Retirement Equities Fund (CREF) Virtual Meeting of Participants to be held on July 21, 2026 This Proxy is solicited on behalf of the CREF Board of Trustees

By signing this form, I authorize Rachael Zufall, Derek Dorn, and Mary Benedetto, singly or together, with power of substitution in each, to represent me and cast my vote at the CREF Meeting of Participants, and any adjournment or postponement thereof. They will vote as I instruct. If no directions are given, or if the instructions are contradictory, the proxies will vote (i) FOR Proposal 1 and (ii) at their discretion on any other matters that may properly come before the meeting, and any adjournment or postponement thereof. The CREF Virtual Meeting of Participants will be held on Tuesday, July 21, 2026, at 12:00 p.m. Eastern Time at the following website: meetnow.global/MGSML2Q. To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

Unless you have voted by internet or telephone, please sign and date this Proxy Card on the reverse side and return it in the enclosed postage-paid envelope to Computershare, P.O. Box 43130, Providence, RI 02940-9430. Computershare has been engaged to tabulate proxy cards returned by mail to preserve the confidentiality of your Proxy Card.

Future Nominees: To recommend future nominees, please go to tiaa.org/crefnominee and type in suggestions for nominees. Alternatively, you can send your recommendation to the Corporate Secretary of CREF, 730 Third Avenue, New York, NY 10017-3206.

Receipt of the Notice of the CREF Meeting of Participants and the accompanying Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-254-4997

CREF_35051_052926

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY VOTE IS IMPORTANT

Cast your vote by mail, internet or telephone — it’s easy and confidential. You can express your preference online or by telephone 24 hours per day, 7 days per week. If you express your preference online or by telephone, please do NOT mail back your Proxy Card. Votes cast online or by telephone will be treated in the same manner as if you marked, signed, dated, and returned your Proxy Card.

All Proxy Cards cast by mail, internet or telephone must be received by 12:00 p.m. (ET) on July 21, 2026.

To cast your vote online		To cast your vote by telephone
1)	Visit www.proxy-direct.com.	1)	Dial 1-800-254-4997 on a touch-tone telephone. This is a toll-free call.
2)	Enter your 14-digit Control Number found in the shaded box on the front of this CREF Proxy Card.	2)	Enter your 14-digit Control Number found in the shaded box on the front of this CREF Proxy Card.
3)	Enter your 8-digit code from the unshaded box on the front of this CREF Proxy Card.	3)	Enter your 8-digit code from the unshaded box on the front of this CREF Proxy Card.
4)	Follow the instructions on the screen.	4)	Follow the recorded instructions.
5)	Your choices will be confirmed at the end of the session.	5)	Your choices will be confirmed at the end of the session.

If you cast your vote by mail, please use black or blue ink and mark an X in the appropriate boxes on this Proxy Card.

Important Notice Regarding the Availability of Proxy Materials for the

College Retirement Equities Fund (CREF)

Meeting of Participants to be held on July 21, 2026.

The Proxy Statement for this Meeting is Available at:

https://www.proxy-direct.com/cre-35051

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU DO NOT NEED TO RETURN THIS PROXY CARD

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

A	Proposal	The CREF Board of Trustees recommends a vote FOR Proposal 1.

1.	Election of CREF Trustee Nominees (or, if any nominee is not available for election, such substitute as the Board of Trustees may designate):

☐ To vote FOR all Nominees   ☐ To vote AGAINST all Nominees  ☐ To vote to ABSTAIN for all Nominees, or to vote separately by Nominee below

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Forrest Berkley	☐	☐	☐	02	Joseph A. Carrier	☐	☐	☐	03	Janice C. Eberly	☐	☐	☐
04	Nancy A. Eckl	☐	☐	☐	05	Howell E. Jackson	☐	☐	☐	06	Nicole Thorne Jenkins	☐	☐	☐
07	Steven E. Medina	☐	☐	☐	08	James M. Poterba	☐	☐	☐	09	Thomas M. Rampulla	☐	☐	☐

2.	To address any other business that may properly come before the meeting.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below
Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx          CREF 35051          xxxxxxxx

2026 CREF Election Materials

P.O. Box 1295

Charlotte, NC 28201-1295

EVERY VOTE IS IMPORTANT

EASY VOTING OPTIONS:

SCAN The QR code or visit www.proxy-direct.com to vote your shares

CALL 1-781-575-3069 Follow the recorded instructions to vote your shares

MAIL Mark, sign, and mail the Proxy Card in the enclosed envelope to vote your shares
VOTE AT THE VIRTUAL MEETING
Visit: meetnow.global/MGSML2Q
on July 21, 2026 at 12:00 p.m. Eastern Time.
To participate in the Virtual Meeting, enter the 14-digit
control number from the shaded box on this card.

Go green!

Sign up for electronic delivery of ballots and other documents.

Log on to tiaa.org/eDelivery

Please detach at perforation before mailing.

College Retirement Equities Fund (CREF) Virtual Meeting of Participants to be held on July 21, 2026 This Proxy is solicited on behalf of the CREF Board of Trustees

By signing this form, I authorize Rachael Zufall, Derek Dorn, and Mary Benedetto, singly or together, with power of substitution in each, to represent me and cast my vote at the CREF Meeting of Participants, and any adjournment or postponement thereof. They will vote as I instruct. If no directions are given, or if the instructions are contradictory, the proxies will vote (i) FOR Proposal 1 and (ii) at their discretion on any other matters that may properly come before the meeting, and any adjournment or postponement thereof. The CREF Virtual Meeting of Participants will be held on Tuesday, July 21, 2026, at 12:00 p.m. Eastern Time at the following website: meetnow.global/MGSML2Q. To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

Unless you have voted by internet or telephone, please sign and date this Proxy Card on the reverse side and return it in the enclosed postage-paid envelope to Computershare, P.O. Box 43130, Providence, RI 02940-9430. Computershare has been engaged to tabulate proxy cards returned by mail to preserve the confidentiality of your Proxy Card.

Future Nominees: To recommend future nominees, please go to tiaa.org/crefnominee and type in suggestions for nominees. Alternatively, you can send your recommendation to the Corporate Secretary of CREF, 730 Third Avenue, New York, NY 10017-3206.

Receipt of the Notice of the CREF Meeting of Participants and the accompanying Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-781-575-3069

CREF_35051_052926_F

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY VOTE IS IMPORTANT

Cast your vote by mail, internet or telephone — it’s easy and confidential. You can express your preference online or by telephone 24 hours per day, 7 days per week. If you express your preference online or by telephone, please do NOT mail back your Proxy Card. Votes cast online or by telephone will be treated in the same manner as if you marked, signed, dated, and returned your Proxy Card.

All Proxy Cards cast by mail, internet or telephone must be received by 12:00 p.m. (ET) on July 21, 2026.

To cast your vote online		To cast your vote by telephone
1)	Visit www.proxy-direct.com.	1)	Dial 1-781-575-3069 on a touch-tone telephone. This is a toll-free call.
2)	Enter your 14-digit Control Number found in the shaded box on the front of this CREF Proxy Card.	2)	Enter your 14-digit Control Number found in the shaded box on the front of this CREF Proxy Card.
3)	Enter your 8-digit code from the unshaded box on the front of this CREF Proxy Card.	3)	Enter your 8-digit code from the unshaded box on the front of this CREF Proxy Card.
4)	Follow the instructions on the screen.	4)	Follow the recorded instructions.
5)	Your choices will be confirmed at the end of the session.	5)	Your choices will be confirmed at the end of the session.

If you cast your vote by mail, please use black or blue ink and mark an X in the appropriate boxes on this Proxy Card.

Important Notice Regarding the Availability of Proxy Materials for the

College Retirement Equities Fund (CREF)

Meeting of Participants to be held on July 21, 2026.

The Proxy Statement for this Meeting is Available at:

https://www.proxy-direct.com/cre-35051

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU DO NOT NEED TO RETURN THIS PROXY CARD

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

A	Proposal	The CREF Board of Trustees recommends a vote FOR Proposal 1.

1.	Election of CREF Trustee Nominees (or, if any nominee is not available for election, such substitute as the Board of Trustees may designate):

☐ To vote FOR all Nominees   ☐ To vote AGAINST all Nominees  ☐ To vote to ABSTAIN for all Nominees, or to vote separately by Nominee below

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Forrest Berkley	☐	☐	☐	02	Joseph A. Carrier	☐	☐	☐	03	Janice C. Eberly	☐	☐	☐
04	Nancy A. Eckl	☐	☐	☐	05	Howell E. Jackson	☐	☐	☐	06	Nicole Thorne Jenkins	☐	☐	☐
07	Steven E. Medina	☐	☐	☐	08	James M. Poterba	☐	☐	☐	09	Thomas M. Rampulla	☐	☐	☐

2.	To address any other business that may properly come before the meeting.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below
Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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